Exhibit 21

Name of Company
Entergy Corporation
Entergy Arkansas, Inc.
System Fuels, Inc
The Arklahoma Corporation
Arkansas Power & Light Company
Entergy Gulf States, Inc.
Varibus LLC (Varibus)
Prudential Oil & Gas LLC
Southern Gulf Railway LLC
GSG&T Inc.
Gulf States Utility Company
Entergy Louisiana Holdings, Inc
Entergy Louisiana Properties, LLC
System Fuels, Inc
Entergy Louisiana, LLC
Louisiana Power & Light Company
Entergy Mississippi, Inc
System Fuels, Inc
Jackson Gas Light Company
Entergy Power & Light Company
The Light, Heat and Water Company of Jackson, Mississippi
Mississippi Power & Light Company
Entergy New Orleans, Inc)
System Fuels, Inc.
New Orleans Public Service, Inc
System Energy Resources, Inc
Entergy Services, Inc.
Entergy Operations, Inc
Entergy Power, Inc.
Entergy Enterprises, Inc.
Entergy Retail Holding Company)
Entergy Retail Texas, Inc.
Entergy Solutions Ltd.
Entergy Solutions Supply Ltd.
Entergy Solutions Ltd.
Entergy Solutions Supply Ltd.
Entergy Retail Louisiana LLC-A)
Entergy Solutions Management Services LLC)
Entergy Ventures Holding Company, Inc.)
Entergy Commerce, Inc.
Entergy Operations Services, Inc.
EntergyKoontz,
Entergy Operations Services North Carolina, Inc.
Entergy Procurement Exchange Holding Corporation
Entergy Resources, Inc.
Entergy Thermal, LLC
Entergy Solutions District Cooling LP
Entergy Solutions District GP,
Entergy Solutions District Cooling
Entergy Nuclear, Inc.
TLG Services, Inc
Entergy Nuclear PFS Company
Entergy Nuclear Potomac
Nu Start Energy Development, LLC)
Entergy Nuclear Holding Company # 1
Entergy Nuclear Generation Company
Entergy Nuclear New York Investment Company I
Entergy Nuclear Indian Point 3, LLC
Entergy Nuclear FitzPatrick, LLC
Entergy Nuclear Holding Company # 2
Entergy Nuclear Operations, Inc
Entergy Nuclear Fuels Company
Entergy Nuclear Holding Company
Entergy Nuclear Holding Company # 3,
Entergy Nuclear Investment Company,
Entergy Nuclear Indian Point 2, LLC
Entergy Nuclear Capital Management I,
Entergy Nuclear Nebraska, LLC
Entergy Nuclear Vermont Investment Company, LLC
Entergy Nuclear Vermont Yankee, LLC
Entergy Nuclear Capital Management II,
Entergy Nuclear Finance Holding, Inc
Entergy Nuclear Finance, LLC
Entergy Technology Holding Company
Entergy Technology Company
Entergy International Holdings LTD. LLC
Entergy Power Gas Holdings Corporation
Entergy Power Gas Operations Corporation
Entergy Power International Holdings
EK Holding III, LLC
EKLP, LLC
Entergy-Koch, LP
Entergy Power Generation, LLC
Entergy-Koch, LP
Entergy Power Ventures Corp. I
Entergy Power Ventures, L.P
Entergy Asset Management, Inc.
EWO Wind II, LLC
Top Deer Wind Ventures LLC
Northern Iowa Windpower, LLC
WindEnergy LP, LLC
Llano Estacado Wind, LP
WindEnergy GP LLC
Llano Estacado Wind, LP
Warren Power, LLC
Top Deer Wind Ventures
Entergy Asset Management, Inc
Entergy International LTD LLC
Entergy International Investments No. 2 LTD LLC
Entergy UK Holdings Limited
Entergy UK Limited
Entergy UK Enterprises Limited
Entergy Asset Management, Inc.
Entergy Global, LLC
Entergy Nuclear Holding Company #1
Entergy Power Development Corporation
Entergy Power Generation, LLC
EWO Marketing, L.P.
EWO GP LLC
EWO Marketing, L.P.
Entergy Power International Holdings Corporation)
Entergy Power Generation, LLC
Entergy Global Power Operations Corporation
Entergy Power Operations U.S., Inc.
Entergy Power Development Corporation
EN Services II
EN Services L.P.
Entergy Global Trading Holdings, Ltd
Entergy Power Gas Operations Corporation
Entergy Nuclear Power Marketing, LLC
Entergy Power Development Corporation
Entergy Asset Management, Inc.
Entergy Investments Holding Company, Inc
Entergy Power Ventures, L.P.
EN Services, L.P.
Entergy Power RS Holding Company, LLC
Entergy Power RS, LLC
RS Cogen, LLC
Entergy Power BJE Holding, Ltd.
Bom Jardim Energetica LTDA
Entergy Power BJE, Ltd
Bom Jardim Energetica LTDA
Entergy Power Operations Holdings Ltd
Entergy Power Hull, Ltd.
Entergy Europe Operations Limited
Entergy Power Operations UK Limited
Entergy Power Properties (Kingsnorth), Ltd
Damhead Finance LDC
Damhead Finance (Netherlands Antilles) N.V.
Entergy Mississippi Turbine Company
Entergy Power Bulgaria Ltd
Entergy Power Netherlands B.V
Maritza East 3 Operating Company AD
Maritza East III Power Holdings B.V.
Maritza East III Power Company AD
Entergy Power Netherlands Company BV
Entergy Power Services Italia, S.r.L.
Sabinas Power Company, B.V. (6)
Entergy Power Services Italia S.r.L.
Entergy Power Damhead Creek Holding II, Ltd.
Entergy Europe Operations Limited
Entergy Power Hull, Ltd.
Entergy Europe Operations Limited
Entergy Power Operations Holdings Ltd.
EP Edegel, Inc.
Entergy Asset Management, Inc
Entergy Power Maritza Holding Limited
Entergy Power E & C Holdings, LLC
EntergyShaw, LLC